Exhibit 99.1

Jasper Therapeutics Announces 1-for-30 Reverse Stock Split

REDWOOD CITY, Calif., November 4, 2026 (GLOBE NEWSWIRE) – Jasper Therapeutics, Inc. (Nasdaq: JSPR) (“Jasper” or the “Company”), a clinical stage biotechnology company focused on the design and development of innovative therapies to treat immune-mediated diseases, today announced a 1-for-30 reverse stock split (“Reverse Split”) of the Company’s common stock (“Common Stock”) that will become effective at 12:01 a.m. Eastern Time on Friday, November 6, 2026. The Company’s Common Stock will begin trading on a split-adjusted basis on the Nasdaq Capital Market commencing at the market open on November 6, 2026. Following the reverse stock split, the Common Stock will continue to trade on the Nasdaq Capital Market under the symbol “JSPR” with a new CUSIP number of 471871301.

As a result of the Reverse Split, every thirty (30) shares of the Company’s issued and outstanding Common Stock will be automatically combined and converted into one (1) issued and outstanding share of Common Stock without any change in the par value of $0.0001 per share. No fractional shares will be issued as a result of the Reverse Split, and stockholders who otherwise would be entitled to a fractional share will automatically be entitled to receive cash in lieu of such fractional shares equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the Nasdaq Capital Market on November 5, 2026. Each stockholder’s pro-rata percentage ownership will remain unchanged as a result of the Reverse Split, except for minor changes resulting from the treatment of fractional shares. The Reverse Split will not change the authorized number of shares of Common Stock and, immediately after the Reverse Split becomes effective, there will be approximately 1.11 million shares of Common Stock issued and outstanding (compared to approximately 33.3 million shares immediately prior to the Reverse Split), subject to adjustment for fractional shares.

The Reverse Split will apply to the shares of Common Stock issuable upon the exercise of Jasper’s current outstanding warrants and stock options, with proportionate adjustments to be made to the exercise prices thereof. The Company’s outstanding warrants will be adjusted in accordance with their respective terms. Furthermore, the number of shares of Common Stock available for issuance under Jasper’s equity incentive plans will be proportionately adjusted for the reverse stock split ratio, such that fewer shares will be subject to such plans.

At Jasper’s special meeting of stockholders held on September 30, 2026, Jasper’s stockholders approved the Reverse Split and granted Jasper’s board of directors discretionary authority to select a ratio for the Reverse Split ranging from 1-for-15 to 1-for-35. Jasper’s board of directors approved the Reverse Split at a ratio of 1-for-30 on October 23, 2026.

Jasper’s transfer agent, Continental Stock Transfer & Trust Company, will provide information to stockholders regarding their stock ownership following the Reverse Split and cash in lieu of fractional share payments, if applicable. Stockholders holding their shares in book-entry form or through a bank, broker or other nominee do not need to take any action in connection with the Reverse Split. Their accounts will be automatically adjusted to reflect the number of shares owned. Beneficial holders are encouraged to contact their bank, broker or other nominee with any procedural questions.

About Jasper

Jasper is a clinical stage biotechnology company focused on the design and development of innovative therapies to treat immune-mediated diseases. The company is advancing a pipeline of medicines including vensobafusp alfa, briquilimab, and KP701. Vensobafusp alfa is a potential best-in-class dual-complement inhibitor that has demonstrated positive outcomes in paroxysmal nocturnal hemoglobinuria (PNH) and is under evaluation in other high unmet need nephrology disorders. Briquilimab is an anti-KIT antibody which has demonstrated positive clinical results both as a conditioning agent for stem cell transplant in severe combined immunodeficiencies (SCID), Fanconi anemia, as well as mast cell mediated diseases such as the chronic urticarias. KP701, a novel, dual-acting anti-CD79BxCD32B monoclonal antibody (mAb) for autoantibody-mediated disorders is currently advancing to the clinic.

Forward-Looking Statements

Certain statements contained in this press release are or may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate,” “potential,” “projected” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition. These forward-looking statements include, but are not limited to, statements regarding the future effective date, ratio and intended effects of the reverse stock split and Jasper’s ability to regain and maintain compliance with the Nasdaq Capital Market continued listing requirements. Jasper cautions that these statements are based upon the current beliefs and expectations of Jasper’s management and are subject to significant risks, uncertainties and assumptions, including, without limitation, risks that the reverse stock split may not have its intended effects and that Jasper may be unable to regain or maintain compliance with the Nasdaq Capital Market continued listing requirements; risks that the market price of Jasper’s common stock may decline following the reverse stock split or may not remain above $1.00 per share; that the reverse stock split may reduce the liquidity of Jasper’s common stock; that, because Jasper will have effected a reverse stock split, it may not be eligible for any compliance period under Nasdaq Listing Rule 5810(c)(3)(A)(iv) if it again fails to satisfy the minimum bid price requirement; that Jasper may be unable to satisfy other Nasdaq continued listing requirements; the uncertainties associated with the Company’s product candidates, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; risks that initial, interim or topline results from early-stage or open-label studies, including results in a limited number of patients, may not be predictive of, and may differ materially from, results from later stages of the same study or from later-stage or larger trials; risks related to the inability of the Company to obtain sufficient additional capital to continue to advance product candidates and its preclinical programs; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; and such additional risks and uncertainties contained in the “Risk Factors” section of Jasper’s Annual Report on Form 10-K for the year ended December 31, 2025, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that Jasper has subsequently filed or may subsequently file with the SEC. Statements regarding future actions, future performance and/or future results including, without limitation, those relating to the timing for completion, and results of, scheduled or additional clinical trials and the FDA’s or other regulatory review and/or approval and commercial launch and sales results (if any) of the Company’s formulations and product candidates and regulatory filings related to the same, financial projections and targets, including, without limitation, cash runway, operating plans, future capital requirements and the sufficiency of existing cash resources, business strategy, plans and objectives for future operations, statements regarding the Company and its operations and prospects, may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this press release are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Jasper undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or to changes in the Company’s expectations, whether as a result of new information, future events, inaccuracies that become apparent after the date hereof or otherwise, except as may be required under applicable securities laws.

Contacts:

Alex Gray (investors)
Jasper Therapeutics
650-549-1454
agray@jaspertx.com

Argot Partners (investors and media)

kira@argotpartners.com